UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 8, 2005



                                   ICOA, Inc.
             (Exact name of registrant as specified in its charter)

            Nevada                        0-32513               87-0403239
(State or other jurisdiction     (Commission File Number)     (IRS Employer
       of incorporation)                                    Identification No.)



             111 Airport Road, Warwick, Rhode Island      02889
            (Address of Principal Executive Offices)    (Zip Code)



       Registrant's telephone number, including area code: (401) 352-2300



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 8, 2005, ICOA, Inc. (the "Company") entered into a Subscription and Release Agreement and a Registration Rights Agreement (the "Seaport Agreements") with Seaport Capital Partners, LLC ("Seaport").

Over the period from March 2003 to December 2004, Seaport had loaned the Company funds and for which the Company has accrued interest and for which the total outstanding principal and accrued interest is $880,423.95.

Under the Seaport Agreements, the Company has cancelled that debt and has issued to Seaport 54,819,845 shares of the Company's common stock at a price of $0.0161 per share. In addition, the Company issued three year warrants to purchase 2,072,222 of common stock at a price of $0.025 per share. The Company entered into a Registration Rights Agreement with Seaport whereby the Company agreed to register those shares issued in the transaction under certain circumstances including piggyback registration rights. Pursuant to the Registration Rights agreement, Seaport may not sell more than 15,000,000 of such shares prior to the first anniversary of the transaction.

On September 8, 2005, ICOA, Inc. (the "Company") entered into a Subscription and
Release   Agreement  and  a   Registration   Rights   Agreement  (the  "Seacoast
Agreements") with Seacoast Funding, Inc. ("Seacoast").

On October 6, 2003, the Company had entered into an agreement with Schlumberger Omnes, Inc. (SOI) to settle certain matters, under which the Company was to pay SOI $475,000. As of September 1, 2005, the balance owed to SOI under that agreement was $375,000. Seacoast acquired from SOI the rights to that balance due.

Under the Seacoast Agreements, the Company acquired from Seacoast the rights to that balance due and has retired the obligation from its books. In return, the Company issued to Seacoast 7,211,538 shares of the Company's common stock at a price of $0.052 per share. The Company entered into a Registration Rights Agreement with Seacoast whereby the Company agreed to register those shares issued in the transaction under certain circumstances including piggyback registration rights. Pursuant to the Registration Rights agreement, Seacoast may not sell more than 2,200,000 of such shares prior to the first anniversary of the transaction.


ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

On September 8, 2005, in connection with the Seaport Agreements, the Company issued 54,819,845 shares of its common stock to Seaport Capital Partners, LLC.

On September 8, 2005, in connection with the Seaport Agreements, the Company issued three year warrants to purchase up to 2,072,222 shares of its common stock to Seaport Capital Partners, LLC.

On September 8, 2005, in connection with the Seacoast Agreements, the Company issued 7,211,538 shares of its common stock to Seacoast Funding, Inc.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS


    (a) Not Applicable

    (b) Not Applicable

    (c) Exhibit No. Description


99.1  Subscription and Release Agreement with Seaport
      Capital Partners, LLC                                   Provided herewith
99.2  Registration Rights Agreement with Seaport Capital
      Partners, LLC                                           Provided herewith
99.3  Subscription and Release Agreement with Seacoast
      Funding, Inc.                                           Provided herewith
99.4  Registration Rights Agreement with Seacoast Funding,
      Inc.                                                    Provided herewith

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                ICOA, INC.

Date:    September 29, 2005                     By:   /s/ Richard Schiffmann
                                                      ----------------------
                                                Name: Richard Schiffmann
                                                Its:  President